Exhibit 10(g)

                         Danziger Hochman Partners LLP
                  Certified Public Accountants and Consultants

                       Consent of Independent Accountants


To the Board of Directors
Oxford Investments Holdings Inc.

We hereby consent to use in this annual report of Form 20-F, of our report dated June 8, 2008 with respects to our audit of financial statements of Oxford Investments Holdings Inc., and Subsidiaries at December 31, 2007 and related statements of income, shareholders' equity, and cash flows for the year ended December 31, 2007 and 2006 and to the reference to our firm under the heading "Experts".

/s/ Danziger Hochman Partners LLP

Toronto, Canada
June 26, 2009